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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Harte-Hanks, Inc.


   We consent to the use of our reports incorporated herein by reference.


  /s/ KPMG LLP
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KPMG LLP

San Antonio, Texas
June 7, 2002